UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________________________________________________________________________
FORM 8-K
_________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2023
_________________________________________________________________________________________________________________
Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
_________________________________________________________________________________________________________________

Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
On May 16, 2023, Doximity, Inc. (“Doximity”) issued a press release announcing its financial results for its fiscal quarter and year ended March 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information provided in this Item 2.02 of this Current Report on Form 8-K, and the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 16, 2023, Doximity announced the appointment of Craig Overpeck as Senior Vice President, Commercial Operations.
Mr. Overpeck, age 50, was previously the Chief Operating Officer for P\S\L Group from October 2020 to December 2022, a company that provides medical education, medical market research, and pharmaceutical industry information globally. Prior to that, Mr. Overpeck was the founder and served as the Chief Executive Officer of Science and Medicine Group (SMG) from August 2017 to September 2020. Starting in August 2000, Mr. Overpeck was Chief Technology Officer at MDLinx which was acquired in June 2006 by M3 where he also served as Chief Operating Officer for M3 USA until May 2017; in that role, Mr. Overpeck was responsible for the creation of M3 Global Research, linking M3's physician communities around the world from Asia to Europe to North America. Mr. Overpeck attended graduate school for Biology at Villanova University and holds a B.S. in Biology and Chemistry from Ursinus College.
There are no arrangements or understandings between Mr. Overpeck and any other persons pursuant to which he was appointed as the Senior Vice President, Commercial Operations of Doximity. There are no family relationships between Mr. Overpeck and any director, executive officer or any person nominated or chosen by Doximity to become a director or executive officer. No information is required to be disclosed with respect to Mr. Overpeck pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment as Senior Vice President, Commercial Operations, on April 27, 2023, we entered into an offer letter with Mr. Overpeck (the “Offer Letter”). The Offer Letter provides for his at-will employment and sets forth his initial base salary of $300,000, an initial equity grant of restricted stock units of the Company’s Class A common stock (“RSUs”) valued at $4,000,000 on the grant date, to vest quarterly over four years, and another RSU grant valued at $4,000,000 on the grant date to vest in equal amounts annually over four years based on performance goals to be established each year. In addition, Mr. Overpeck is eligible to participate in our employee benefit health and welfare plans. Mr. Overpeck also entered into Doximity’s standard form of indemnification agreement.
The foregoing description of the Offer Letter is a summary and is qualified in its entirety by the text of the agreement, which will be filed as an exhibit to Doximity’s next annual report on Form 10-K.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press Release entitled “Doximity Announces Fourth Quarter and Fiscal Year 2023 Financial Results and New Senior Leadership Hires" dated May 16, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2023

DOXIMITY, INC.

By:	/s/ Anna Bryson
Anna Bryson Chief Financial Officer